Exhibit 10.1
C L I F F O R D C H A N C E	CLIFFORD CHANCE LLP

MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.
DEED OF ADHERENCE TO THE INVESTOR RIGHTS AGREEMENT

THIS DEED OF ADHERENCE (the "Deed of Adherence") is made on 23 July 2021
BY:
Mondelez International Holdings Netherlands B.V., a private company with limited liability (een besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, with its seat (statutaire zetel) in Breda, The Netherlands and its office address at Verlengde Poolseweg 34, Bond Towers, 4818 CL Breda, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 66713994 (the "New Party").
WHEREAS:
(A)The Deed of Adherence is supplemental to the investor rights agreement of 25 May 2020 between Mondelez Coffee HoldCo B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, whose registered office is at Verlengde Poolseweg 34, Bond Towers, 4818 CL Breda, The Netherlands ("MCH"), Acorn Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, whose registered office is at Oosterdoksstraat 80, 1011 DK Amsterdam, The Netherlands, and JDE Peet's N.V., a public company (naamloze vennootschap) incorporated under the laws of The Netherlands, whose registered office is at Oosterdoksstraat 80, 1011 DK Amsterdam, The Netherlands ("JDEP"), a copy of which is attached hereto as Annex A (the "IRA").
(B)The New Party is a group company of MCH and a member of MCH's Shareholder Group (as defined in the IRA).
(C)On the date of this Deed of Adherence, the New Party shall acquire MCH's entire holding of shares in the capital of JDE Peet's N.V., being 114,273,798 ordinary shares, numbered 347,779,039 up to and including 461,398,325 and 498,064,991 up to and including 498,719,501, and all rights attaching thereto (the "Deed of Sale and Transfer").
(D)On the same date, MCH assigned to the New Party any and all of its the rights under the IRA (the "Deed of Assignment"), under the condition precedent (opschortende voorwaarde) of the execution of the Deed of Sale and Transfer of the Shares in the Company and the signing of this Deed of Adherence in accordance with clause 13.1 of the IRA.
(E)In light of the foregoing and in accordance with clause 13.1 of the IRA, the New Party wishes to become a party to the IRA by entering into this Deed of Adherence.
THIS DEED OF ADHERENCE WITNESSES AS FOLLOWS

1.The New Party confirms that it has been provided with copy of the IRA.
2.The New Party agrees and undertakes to be bound by the provisions of the IRA as a Shareholder and a Party (as defined in the IRA) and, consequently, as of the date hereof it assumes all rights and obligations of MCH under the IRA, under the condition precedent (opschortende voorwaarde) of the execution of the Deed of Sale and Transfer.
3.This Deed of Adherence is made for the benefit of:
(a)the parties to the IRA; and
(b)every other person who after the date of the IRA (and whether before or after the execution of this Deed of Adherence) assumes any rights or obligations under the IRA or who adheres to it.
4.This Deed of Adherence is governed by and shall be construed in accordance with the laws of the Netherlands.
5.Any dispute arising out of or in connection with this Deed of Adherence must be finally settled in arbitration in accordance with clause 14 of the IRA.
[signature page to follow]

THIS DEED OF ADHERENCE WAS EXECUTED on the date stated at the beginning:

Mondelez International Holdings Netherlands B.V.

/s/ B.E.H. Bekkers	/s/ F.S. Janssen
Name: B.E.H. Bekkers Title: General attorney	Name: F.S. Janssen Title General attorney

C L I F F O R D C H A N C E	CLIFFORD CHANCE LLP

MONDELEZ COFFEE HOLDCO B.V. AND MONDELEZ INTERNATIONAL HOLDINGS NETHERLANDS B.V.
DEED OF ASSIGNMENT OF RIGHTS UNDER THE INVESTOR RIGHTS AGREEMENT

THIS DEED OF ASSIGNMENT (the "Deed of Assignment") is made on 23 July 2021
BETWEEN:
(1)    Mondelez Coffee HoldCo B.V., a private company with limited liability (een besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, with its seat (statutaire zetel) in Breda, The Netherlands and its office address at Verlengde Poolseweg 34, Bond Towers, 4818 CL Breda, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 62773178 (the "Assignor"); and
(2)Mondelez International Holdings Netherlands B.V., a private company with limited liability (een besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, with its seat (statutaire zetel) in Breda, The Netherlands and its office address at Verlengde Poolseweg 34, Bond Towers, 4818 CL Breda, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 66713994 (the "Assignee"), the Assignor and Assignee collectively hereinafter also referred to as: the "Parties" and individually as: a "Party".
WHEREAS:
(A)    The Assignor holds 114,273,798 ordinary shares, numbered 347,779,039 up to and including 461,398,325 and 498,064,991 up to and including 498,719,501, and all rights attaching thereto (the "Shares"), in the capital of JDE Peet's N.V., a public company under the laws of The Netherlands (naamloze vennootschap), with its seat (statutaire zetel) in Amsterdam, The Netherlands and its office address at Oosterdoksstraat 80, 1011 DK Amsterdam, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 73160377, listed on Euronext Amsterdam N.V. (the "Company").
(B)    The Assignor as holder of the Shares is a party to the investor rights agreement dated 25 May 2020 between the Assignor, Acorn Holdings B.V., a private limited liability company under Dutch law (besloten vennootschap met beperkte aansprakelijkheid) whose registered office is at Oosterdoksstraat 80, 1011 DK Amsterdam, the Netherlands, and the Company (the "IRA").
(C)    As part of optimizing the structure of the group of companies headed by Mondelēz International, the Assignor shall sell and transfer the Shares in the capital of the Company held by it to the Assignee by means of a deed of sale and transfer dated on the date of this Deed of Assignment (the "Deed of Sale and Transfer"). The Deed of Sale and Transfer shall be served on the Company pursuant to Article 2:86c (2) of the Dutch Civil Code on the first business day following the date of the Deed of Sale and Transfer.

(D)    Pursuant to clause 13.1 of the IRA, a transfer by the Assignor of the Shares to the Assignee is permitted, provided that the Assignee as the new holder of the Shares becomes a party to the IRA by entering into a deed of adherence.
(E)        On the date of this Agreement, the Assignee shall become a party to the IRA by signing a deed of adherence (the "Deed of Adherence") in accordance with clause 13.1 of the IRA.
(F)Clause 4.1.1 of the Deed of Sale and Transfer obliges the Assignor to assign any and all of its rights under the IRA to the Assignee in accordance with clause 13.1 of the IRA.
(G)Therefore, the Parties enter into this Deed of Assignment ("akte van cessie") pursuant to Article 3:94 of the Dutch Civil Code.
IT IS HEREBY AGREED as follows:
1.        ASSIGNMENT
1.1    The Assignor hereby assigns to the Assignee and the Assignee hereby accepts, in accordance with Article 3:94 of the Dutch Civil Code, the legal title (juridisch eigendom) to any and all of the Assignor's rights under the IRA, including but not limited to clauses 6 (Board) and 9 (Orderly Market Arrangements) of the IRA and any past, present and future notices given and received by the Assignor under the IRA, including but not limited to the Assignor's Intent to Sell Notice of 8 June 2021, the request for cooperation to the Company of 8 June 2021 and the Company's refusal to provide the requested cooperation, under the condition precedent (opschortende voorwaarde) of the execution of the Deed of Sale and Transfer of the Shares in the Company and the signing of the Deed of Adherence in accordance with Article 13.1 of the IRA.
1.2    The Assignor shall notify Acorn Holdings B.V. and the Company as referred to in Article 3:94 of the Dutch Civil Code on the first business day following the date of signing of this Deed of Assignment.
2.    GENERAL
Waiver
2.1        The Assignor and the Assignee hereby waive their respective rights to seek or to obtain rescission (ontbinding) or termination (vernietiging) of the agreements laid down in this Deed of Assignment and specifically the rights set out in article 6:265 of the Dutch Civil Code and such waiver is hereby accepted reciprocally.
Governing law

2.2    This Agreement and any non-contractual obligations arising out of or in connection with this Agreement are governed by and shall be construed in accordance with Dutch law.
2.3    The courts of The Netherlands have exclusive jurisdiction to settle any dispute arising from or connected with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or relating to any non-contractual or other obligation arising out of or in connection with this Agreement) or the consequences of its nullity.
Miscellaneous
2.4    Each Party to this Agreement shall do and execute, or arrange for the doing and executing of, each necessary act, document and thing within its power and as may be reasonably requested of it to implement this Agreement.
2.5    This Agreement and each document referred to in it constitutes the entire agreement and supersedes any previous agreements between the Parties relating to the subject matter of this Agreement.
2.6     This Agreement may be executed in any number of counterparts, each of which is an original and all of which together evidence the same agreement. This Deed shall not come into effect until each Party has executed at least one counterpart.
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THIS DEED OF ASSIGNMENT WAS EXECUTED by the Parties on the date stated at the beginning:

Mondelez Coffee HoldCo B.V.

/s/ B.E.H. Bekkers	/s/ F.S. Janssen
Name: B.E.H. Bekkers Title: General attorney	Name: F.S. Janssen Title: General attorney

Mondelez International Holdings Netherlands B.V.

/s/ B.E.H. Bekkers	/s/ F.S. Janssen
Name: B.E.H. Bekkers Title: General attorney	Name: F.S. Janssen Title: General attorney

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